UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2022

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215				16-1387862
(Commission File Number)				(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus,	NJ			07094
(Address of principal executive offices)				(Zip Code)

		(973)	520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

In its Current Report on Form 8-K dated February 3, 2022 (the “Original Report”), the Company reported the appointment of James E. Davis as its next Chief Executive Officer, to be effective as of November 1, 2022, and the appointment of Mr. Davis as Chief Executive Officer–Elect, effective February 3, 2022. This Current Report on Form 8-K/A amends the Original Report to provide information about the compensatory arrangements entered into in connection with the appointment of Mr. Davis as Chief Executive Officer–Elect.

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2022, the Compensation Committee of the Board of Directors of the Company approved the following compensation for Mr. Davis for 2022: an annual base salary (“Base Salary”) of $800,000; a target cash incentive compensation award (“Annual Bonus”) of 100% of Base Salary; and a target long-term incentive award (“LTI Award”) for 2022 with a grant date fair value of $4,880,649. Mr. Davis’s Annual Bonus is made pursuant to the Company’s Senior Management Incentive Plan and Mr. Davis’s LTI Award is made pursuant to the Company’s Amended and Restated Employee Long-Term Incentive Plan. The LTI Award consists of 50% performance shares (3-year performance period), 25% stock options and 25% restricted stock units. The performance measures for the performance shares, and the relative weighting of the metrics, are: compound annual growth of the Company’s base business revenues (35% weight); cumulative COVID-19 testing revenues (15% weight); average return on invested capital (30% weight); and relative total shareholder return (20% weight). The terms of the Annual Bonus and LTI Award, including the performance metrics, are substantially the same as the terms of the Annual Bonus and LTI Awards granted to the Company’s other executive officers.

Item 9.01. Financial Statements and Exhibits

d.    Exhibit

104    The cover page from this current report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2022

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and
Corporate Secretary